Exhibit 4.03




Temporary Certificate - Exchangeable for Definitive Engraved Certificate - When Ready for Delivery

Number                                                        Shares
SKS-
                                     [SAKS
                                     FIFTH                 COMMON STOCK
                                     AVENUE                PAR VALUE $.01
                                     LOGO]

COMMON STOCK
PAR VALUE $.01
                               SAKS HOLDINGS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE            SEE REVERSE FOR CERTAIN DEFINITIONS
IN THE CITY OF NEW YORK, NY                       CUSIP 79377R 10 9

This certifies that

is the owner of

             FULLY-PAID AND NON ASSESSABLE SHARES OF COMMON STOCK OF

SAKS HOLDINGS, INC., transferable on the books of the Corporation by the holder hereof, in person or by a duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized Officers.

Dated:

Countersigned and Registered                    /s/ Brian E. Kendrick     /s/ Philip B. Miller
CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.         VICE-CHAIRMAN AND         CHAIRMAN AND
     (NEW YORK, NEW YORK)                       CHIEF FINANCIAL OFFICER  CHIEF EXECUTIVE OFFICER
            Transfer Agent and Registrar

By

                                    [SAKS HOLDINGS, INC.
                                       CORPORATE SEAL
                                       1990  DELAWARE]
AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -      as tenants in common        UNIF TRAN MIN ACT - ______ Custodian ______
TEN ENT -      as tenants by the entireties                    (Cust)         (Minor)
JT TEN  -      as joint tenants with right                   under Uniform Transfers to Minors
               of survivorship and not as
               tenants in common                             Act ___________________
                                                                      (State)

                                          UNIF GIFT MIN ACT - ______ Custodian ______
                                                              (Cust)         (Minor)
                                                             under Uniform Gifts to Minors

                                                             Act ___________________
                                                                      (State)




     Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

/                               /
- ------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- --------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

                              _____________________________________
                              NOTICE: The signature of this assignment must correspond with name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

SIGNATURE(S) GUARANTEED

By _____________________________
     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.